UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 28, 2006
(Date of earliest event reported)


               Wells Fargo Mortgage Backed Securities 2006-9 Trust
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           (Exact name of issuing entity as specified in its charter)


                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)


                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)


      New York                      333-129159-16           Applied For
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(State or other jurisdiction     (Commission File No.       (IRS Employer
of incorporation                  of issuing entity)        Identification No.
 of issuing entity)                                         of issuing entity)


      7430 New Technology Way, Frederick, Maryland                21703
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Address of principal executive offices                            (Zip Code)

Depositor's telephone number, including area code            (301) 846-8881
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

      Attached as Exhibit 4.1 is the pooling and servicing agreement, dated July 28, 2006 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2006-9 Trust Mortgage Pass-Through Certificates, Series 2006-9 (the "Certificates"), issued on July 28, 2006, including (i) the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-21, Class I-A-22, Class I-A-23, Class I-A-24, Class I-A-25, Class I-A-26, Class I-A-27, Class I-A-28, Class I-A-29, Class I-A-30, Class I-A-31, Class I-A-32, Class I-A-33, Class I-A-34, Class I-A-35, Class I-A-R, Class II-A-1, Class II-A-2 and Class A-PO Certificates (the "Class A Certificates"), having an aggregate initial principal balance of $1,242,220,224.00, (ii) the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (the "Public Class B Certificates"), having an aggregate initial principal balance of $45,286,000.00 and (iii) the Class B-5, Class B-6 and Class B-7 Certificates (the "Private Certificates"), having an aggregate initial principal balance of $6,473,189.31.

            The Class A Certificates were sold to HSBC Securities (USA) Inc. pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated June 14, 2006 (together, the "Class A Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and HSBC Securities (USA) Inc. A copy of the Class A Underwriting Agreement is attached as Exhibit 1.1.

            The Public Class B Certificates were sold to Banc of America Securities LLC pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated July 12, 2006 (together, the "Class B Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Banc of America Securities LLC. A copy of the Class B Underwriting Agreement is attached as
Exhibit 1.2.

            The Private Certificates were sold to Banc of America Securities LLC on July 28, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated July 28, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            The mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated July 28, 2006 (the "Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
------------------                           -----------

      (1.1) Class A Underwriting Agreement, dated February 15, 2006 and terms agreement, dated June14, 2006, among the Company, Wells Fargo Bank, N.A. and HSBC Securities
                            (USA) Inc.

      (1.2) Class B Underwriting Agreement, dated February 15, 2006 and terms agreement, dated July 12, 2006, among the Company, Wells Fargo Bank, N.A. and Banc of America Securities LLC.

      (4.1) Pooling and Servicing Agreement, dated as of July 28, 2006, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National
                            Association, as trustee.

      (10.1) Servicing Agreement dated July 28, 2006, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer.

      (10.2) Mortgage Loan Purchase Agreement, dated July 28, 2006, between the Company and Wells Fargo Bank, N.A.

      (10.3) Class I-A-2 Yield Maintenance Agreement, dated July 28, 2006, between Bear Stearns Financial Products Inc., as counterparty, and Wells Fargo Bank, N.A., as master servicer.

      (10.4) Class I-A-12 Yield Maintenance Agreement, dated July 28, 2006, between Bear Stearns Financial Products Inc., as counterparty, and Wells Fargo Bank, N.A., as master servicer.

      (10.5) Class I-A-27 Yield Maintenance Agreement, dated July 28, 2006, between Bear Stearns Financial Products Inc., as counterparty, and Wells Fargo Bank, N.A., as master servicer.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES CORPORATION

July 28, 2006
                                          /s/ Bradley A. Davis
                                       -----------------------------------------
                                       Bradley A. Davis
                                       Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

      (1.1)               Class A Underwriting Agreement, dated
                          February 15, 2006 and terms agreement,        E
                          dated June 14, 2006, among the
                          Company, Wells Fargo Bank, N.A. and
                          HSBC Securities (USA) Inc.

      (1.2)               Class B Underwriting Agreement, dated
                          February 15, 2006 and terms agreement,        E
                          dated July 12, 2006, among the
                          Company, Wells Fargo Bank, N.A. and
                          Banc of America Securities LLC.

      (4.1)               Pooling and Servicing Agreement, dated
                          as of July 28, 2006, among Wells Fargo        E
                          Asset Securities Corporation, Wells
                          Fargo Bank, N.A. and HSBC Bank USA,
                          National Association, as trustee.

      (10.1)              Servicing Agreement dated July 28,
                          2006, between Wells Fargo Bank, N.A.,         E
                          as servicer and Wells Fargo Bank,
                          N.A., as master servicer.

      (10.2)              Mortgage Loan Purchase Agreement,
                          dated July 28, 2006, between the              E
                          Company and Wells Fargo Bank, N.A.

      (10.3)              Class I-A-2 Yield Maintenance
                          Agreement, dated July 28, 2006,               E
                          between Bear Stearns Financial
                          Products Inc., as counterparty, and
                          Wells Fargo Bank, N.A., as master
                          servicer.

      (10.4)              Class I-A-12 Yield Maintenance
                          Agreement, dated July 28, 2006,               E
                          between Bear Stearns Financial
                          Products Inc., as counterparty, and
                          Wells Fargo Bank, N.A., as master
                          servicer.

      (10.5)              Class I-A-27 Yield Maintenance
                          Agreement, dated July 28, 2006,               E
                          between Bear Stearns Financial
                          Products Inc., as counterparty, and
                          Wells Fargo Bank, N.A., as master
                          servicer.